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                                                                    Exhibit 24.1

                            DIRECTORS AND OFFICERS OF

                              ROADWAY EXPRESS, INC.

                            401(k) STOCK SAVINGS PLAN

                       REGISTRATION STATEMENT ON FORM S-8

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Roadway Express, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, J. Dawson Cunningham and John M. Glenn, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact and agent of the undersigned, to sign and file on his or her behalf and in his or her name, place and stead, in any and all capacities, under the Securities Act of 1933, one or more Registration Statements on Form S-8 relating to the registration, offer, and sale of such number of shares of common stock, $.01 par value per share, as shall be determined from time to time, issued and to be issued or acquired in connection with the Company's 401(k) Stock Savings Plan (the "Plan") and participation interests in the Plan, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state regulatory authority, including any state securities regulatory board or commission, pertaining to the securities subject to such registrations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any such substitute.

         EXECUTED this 30th day of May, 1997.

/s/ J. Dawson Cunningham                         /s/ Carl W. Schafer
--------------------------------                --------------------------------
J. Dawson Cunningham                             Carl W. Schafer

/s/ Frank P. Doyle                               /s/ William Sword
--------------------------------                --------------------------------
Frank P. Doyle                                   William Sword

/s/ Phillip J. Meek                              /s/ Sarah Roush Werner
--------------------------------                --------------------------------
Phillip J. Meek                                  Sarah Roush Werner

/s/ Robert E. Mercer                             /s/ Michael W. Wickham
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Robert E. Mercer                                 Michael W. Wickham